UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21778

                     ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.
               (Exact name of registrant as specified in charter)
                                    --------


                                909 Third Avenue
                                   28th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Fund Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-242-5742

                        DATE OF FISCAL YEAR END: MARCH 31

                    DATE OF REPORTING PERIOD: MARCH 31, 2007

ITEM 1.    REPORTS TO STOCKHOLDERS.







ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.


Financial Statements

For the year ended March 31, 2007

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                                Table of Contents


Financial Statements:

Report of Independent Registered Public Accounting Firm........................1
Schedule of Investments........................................................2
Statement of Assets and Liabilities............................................5
Statement of Operations........................................................6
Statement of Changes in Members' Capital.......................................7
Statement of Cash Flows........................................................8
Financial Highlights...........................................................9
Notes to Financial Statements.................................................10
Managers and Officers of the Fund (unaudited).................................25




























The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

ANCHIN, BLOCK & ANCHIN LLP
Accountants and Consultants

1375 Broadway
New York, NY 10018
(212) 840-3456
FAX (212) 840-7066


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Managers and
Members of Robeco-Sage Multi-Strategy Fund, L.L.C.


We have audited the accompanying statement of assets and liabilities including the schedule of investments, of Robeco-Sage Multi Strategy Fund, L.L.C. as of March 31, 2007 and the related statements of operations, and cash flows for the year then ended and changes in members' capital, and financial highlights for the year then ended and the period June 8, 2005 (date of inception) through March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2007, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Multi-Strategy Fund, L.L.C. as of March 31, 2007, the results of its operations cash flows, changes in its members' capital, and financial highlights for the period June 8, 2005 (date of inception) through March 31, 2006 in conformity with U.S. generally accepted accounting principles.


                                                 /s/ Anchin, Block & Anchin, LLP


New York, New York
May 21, 2007

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                             Schedule of Investments
                                 March 31, 2007



            INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS

                      Long/Short Equity - 43.9%

                      Event-Driven - 21.8%

                      Multi-Strategy Relative Value - 8.0%

                      Macro - 7.3%

                      Credit - 5.5%

                      Structured Credit - 4.0%

                      Distressed - 3.8%

                      Fundamental Market Neutral - 3.1%

                      Fixed Income Relative Value - 2.6%


                            [GRAPHIC OMITTED][GRAPHIC OMITTED][OBJECT OMITTED]




                                                                                                             %* OF
                                                                                                            MEMBERS'
PORTFOLIO FUND                                                                   COST          VALUE        CAPITAL       LIQUIDITY
------------------------------------------------------------------------------------------------------------------------------------

LONG/SHORT EQUITY:
Abchurch Europe Fund, Ltd.                                                     $ 1,750,000    $ 1,756,757        2.68%    Quarterly
Alson Signature Fund, L.P.                                                       1,850,000      2,059,924        3.14%    Quarterly
Amici Qualified Associates, L.P.                                                 1,325,000      1,432,983        2.18%    Quarterly
Clovis Capital Partners Institutional, L.P.                                      1,800,000      1,949,388        2.97%    Quarterly
Criterion Institutional Partners, L.P.                                           1,700,000      2,065,393        3.15%    Quarterly
Delta Institutional, L.P.                                                        1,100,000      1,278,607        1.95%    Quarterly
Dirigo, LLC                                                                      1,200,000      1,218,179        1.85%    Quarterly
Highline Capital Partners QP, L.P.                                               1,500,000      1,690,869        2.58%    Quarterly
Ivory Flagship Fund, L.P.                                                        1,900,000      2,062,349        3.14%    Quarterly
JL Partners, L.P.                                                                1,300,000      1,509,088        2.30%     Annually
Liberty Square Partners, L.P.                                                    1,350,000      1,625,785        2.48%    Quarterly
Marshall Wace Core Fund, Ltd.                                                    1,500,000      1,526,396        2.32%    Quarterly
Renaissance Institutional Equities Fund, LLC                                     1,300,000      1,372,517        2.09%     Monthly
Saras Capital Partners, L.P.                                                     1,750,000      1,995,864        3.04%    Quarterly
Savannah-Baltimore, L.P.                                                         1,150,000      1,283,265        1.95%    Quarterly
Sonar Institutional Fund, L.P.                                                     850,000        828,373        1.26%    Quarterly
Tracer Capital Partners (QP), L.P.                                               1,300,000      1,536,638        2.34%    Quarterly
U Capital Partners, L.P.                                                         1,000,000      1,136,109        1.73%    Quarterly
                                                                              -----------------------------------------
           TOTAL LONG/SHORT EQUITY                                              25,625,000     28,328,484       43.15%
                                                                              -----------------------------------------

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                       Schedule of Investments (continued)
                                 March 31, 2007


                                                                                                            %* OF
                                                                                                           MEMBERS'
PORTFOLIO FUND                                                                  COST          VALUE        CAPITAL       LIQUIDITY
------------------------------------------------------------------------------------------------------------------------------------

EVENT DRIVEN:
Altima Global Special Situations Fund, L.P.                                   $ 1,550,000    $ 1,700,857        2.59%    Quarterly
Centaurus Alpha Fund, L.P.                                                      1,650,000      1,856,791        2.83%     Monthly
CSO US, Ltd.                                                                    1,650,000      1,997,573        3.04%    Quarterly
Eton Park Fund, L.P.                                                            1,800,000      2,100,610        3.20%   Bi-Annually
Magnetar Capital Fund, L.P.                                                       800,000        957,672        1.46%  Semi-Annually
Montrica Global Opportunities Fund, L.P.                                        1,900,000      2,011,636        3.06%     Annually
Silver Point Capital Fund, L.P.                                                 1,500,000      1,660,619        2.53%     Annually
Wexford Credit Opportunities Fund, L.P.                                         1,650,000      1,767,389        2.69%    Quarterly
                                                                             -----------------------------------------
           TOTAL EVENT DRIVEN                                                  12,500,000     14,053,147       21.40%
                                                                             -----------------------------------------
MULTI-STRATEGY RELATIVE VALUE:
Sandleman Partners Multi-Strategy Fund, L.P.                                    1,750,000      1,796,875        2.74%    Quarterly
Tempo Fund, LLC                                                                 1,800,000      2,018,398        3.08%    Quarterly
Citadel Wellington Partners, LLC                                                1,250,000      1,334,879        2.03%    Quarterly
                                                                             -----------------------------------------
           TOTAL MULTI-STRATEGY RELATIVE VALUE                                  4,800,000      5,150,152        7.85%
                                                                             -----------------------------------------
MACRO:
AQR Absolute Return Institutional Fund, L.P.                                    1,200,000      1,250,855        1.90%    Quarterly
Bridgewater Pure Alpha Trading Company, Ltd.                                    1,750,000      1,802,692        2.75%     Monthly
The Grossman Global Macro Hedge Fund, LLC                                         300,000        282,743        0.43%     Monthly
Wexford Spectrum Fund I, L.P.                                                   1,300,000      1,372,756        2.09%    Quarterly
                                                                             -----------------------------------------
           TOTAL MACRO                                                          4,550,000      4,709,046        7.17%
                                                                             -----------------------------------------
CREDIT:
ARX Global High Yield Securities Fund I, L.P.                                   1,475,000      1,651,287        2.52%  Semi-Annually
Latigo Fund, L.P.                                                               1,750,000      1,920,072        2.92%    Quarterly
                                                                             -----------------------------------------
           TOTAL CREDIT                                                         3,225,000      3,571,359        5.44%
                                                                             -----------------------------------------
STRUCTURED CREDIT
Dune Capital, L.P.                                                              1,000,000      1,146,007        1.75%     Annually
Petra Offshore Fund, L.P.                                                       1,350,000      1,467,040        2.23%    Quarterly
                                                                             -----------------------------------------
           TOTAL STRUCTURED CREDIT                                              2,350,000      2,613,047        3.98%
                                                                             -----------------------------------------
DISTRESSED:
Anchorage Capital Partners, L.P.                                                1,300,000      1,582,132        2.41%    Bi-Annually
Greywolf Capital Partners II, L.P.                                                750,000        890,919        1.36%     Annually
                                                                             -----------------------------------------
           TOTAL DISTRESSED                                                     2,050,000      2,473,051        3.77%
                                                                             -----------------------------------------
FUNDAMENTAL MARKET NEUTRAL:
O'Connor Global Fundamental Market Neutral Long/Short, LLC                      1,850,000      2,025,858        3.09%     Monthly
                                                                             -----------------------------------------

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                       Schedule of Investments (concluded)
                                 March 31, 2007


                                                                                                             %* OF
                                                                                                            MEMBERS'
Portfolio Fund                                                                   COST          VALUE        CAPITAL       LIQUIDITY
------------------------------------------------------------------------------------------------------------------------------------


FIXED INCOME RELATIVE VALUE:
Black River Global Multi-Strategy Leveraged Fund, LLC                          $   800,000      $ 952,991        1.45%    Quarterly
The Drake Absolute Return Fund, L.P.                                               600,000        727,319        1.11%    Quarterly
                                                                              -----------------------------------------
           TOTAL FIXED INCOME RELATIVE VALUE                                     1,400,000      1,680,310        2.56%
                                                                              -----------------------------------------
           TOTAL PORTFOLIO FUNDS                                               $58,350,000    $64,604,454       98.41%
                                                                              =========================================


         *Percentages are based on Members' Capital at end of period of $65,647,260.

         The aggregate cost of investments for tax purposes was $58,350,000. Net unrealized appreciation on investments for tax purposes was $6,254,454 consisting of $6,293,338 of gross unrealized appreciation and $(38,884) of gross unrealized depreciation.

         The investments in Portfolio Funds shown above, representing 98.41% of Members' Capital, have been fair valued as described in Note 2.B.


















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2007

ASSETS
Investments in Portfolio Funds, at fair value (cost $58,350,000)   $ 64,604,454
Fund investments made in advance                                      9,650,000
Receivable from Portfolio Funds                                         684,979
Cash and cash equivalents                                               412,975
Due from Adviser                                                         67,998
Other assets                                                                213
                                                                  --------------
          Total assets                                               75,420,619
                                                                  --------------

LIABILITIES
Proceeds from sales of Units received in advance                      9,217,000
Advisory fee payable                                                    229,320
Administration fee payable                                              111,774
Member Servicing fee payable                                             95,804
Professional fees payable                                                61,923
Management fee payable                                                   15,291
Board of Managers' fees payable                                           4,500
Other accrued expenses                                                   37,747
                                                                  --------------
          Total liabilities                                           9,773,359
                                                                  --------------

          NET ASSETS                                               $ 65,647,260
                                                                  ==============

MEMBERS' CAPITAL
Net capital                                                        $ 60,475,291
Accumulated net investment loss                                      (1,110,684)
Accumulated net realized gain on Portfolio Funds                         28,199
Net unrealized appreciation on investments in Portfolio Funds         6,254,454
                                                                  --------------
          Members' Capital                                         $ 65,647,260
                                                                  ==============

Net Asset Value Per Unit (57,512 units outstanding)                $   1,141.44
                                                                  ==============











    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                             Statement of Operations
                        For the year ended March 31, 2007

INVESTMENT INCOME
     Interest                                                        $   39,635
                                                                    ------------
           Total investment income                                       39,635
                                                                    ------------

EXPENSES
     Advisory fee                                                       596,347
     Professional fees                                                  206,782
     Administration fee                                                 133,277
     Amortization of deferred offering costs                            133,066
     Printing fees                                                      122,248
     Member servicing fee                                                99,412
     Management fee                                                      39,770
     Board of Managers' fees                                             18,000
     Custody fee                                                          3,977
     Other expenses                                                      60,111
                                                                    ------------
           Total expenses                                             1,412,990
           Fund expenses reimbursed                                    (417,848)
                                                                    ------------
     Net Expenses                                                       995,142
                                                                    ------------
Net Investment Loss                                                    (955,507)
                                                                    ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS IN PORTFOLIO FUNDS
     Net Realized Gain on Investments in Portfolio Funds                 28,199
     Net Change in Unrealized Appreciation on
           Investments in Portfolio Funds                             4,914,355
                                                                    ------------
     Net Realized and Unrealized Gains                                4,942,554
                                                                    ------------
     Net Increase in Members' Capital Derived
           from Investment Activities                                $3,987,047
                                                                    ============

















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Statements of Changes in Members' Capital

                                                                                        For the period
                                                                                         June 8, 2005
                                                                  For the            (date of inception)
                                                                 year ended                through
                                                               March 31, 2007           March 31, 2006
                                                            ---------------------    ---------------------

FROM INVESTMENT ACTIVITIES
       Net investment loss*                                    $   (955,507)            $   (155,177)
                                                              --------------           --------------
       Net realized gain on investments
             in Portfolio Funds                                      28,199                        -
       Net change in unrealized appreciation on
             investments in Portfolio Funds                       4,914,355                1,340,099
                                                              --------------           --------------
       Net realized and unrealized gains                          4,942,554                1,340,099
                                                              --------------           --------------

                 Net increase in Members' Capital
                   derived from investment activities             3,987,047                1,184,922
                                                              --------------           --------------

MEMBERS' CAPITAL TRANSACTIONS
       Sales of Units                                            40,375,291               20,100,000
                                                              --------------           --------------

Net Increase in Members' Capital                                 44,362,338               21,284,922
Members' Capital at Beginning of Year                            21,284,922                        -
                                                              --------------           --------------
Members' Capital at End of Year                                $ 65,647,260             $ 21,284,922
                                                              ==============           ==============

Accumulated Net Investment Loss                                  (1,110,684)                (155,177)
                                                              ==============           ==============

         * Investment income less net expenses.















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                             Statement of Cash Flows
                        For the year ended March 31, 2007

CASH FLOWS USED IN OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities              $ 3,987,047
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating activities:
            Amortization of deferred offering costs                                  133,066
            Purchases of Portfolio Funds                                         (41,850,000)
            Sales of Portfolio Funds                                               2,928,199
            Net change in unrealized appreciation on investments in
               Portfolio Funds                                                    (4,914,355)
            Net realized gain on investments in Portfolio Funds                      (28,199)
            Decrease in due from Adviser                                              65,876
            Increase in receivable from investment funds                            (684,979)
            Increase in fund investments made in advance                          (9,450,000)
            Increase in other assets                                                    (213)
            Increase in member servicing fees                                         79,064
            Increase in advisory fee payable                                         150,598
            Decrease in professional fees payable                                     (6,875)
            Increase in administration fee payable                                    90,941
            Increase in management fee payable                                         5,690
            Increase in other accrued expenses                                        16,717
                                                                                -------------
Net cash used in operating activities                                            (49,477,423)
                                                                                -------------


CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Units                                                      40,375,291
Proceeds from sales of Units received in advance                                   9,217,000
                                                                                -------------
Net cash provided by financing activities                                         49,592,291
                                                                                -------------

Net increase in cash and cash equivalents                                            114,868
Cash and cash equivalents, beginning of year                                         298,107
                                                                                -------------
Cash and cash equivalents, end of year                                           $   412,975
                                                                                =============













    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                              Financial Highlights


                                                                                                        For the period
                                                                                                         June 8, 2005
                                                                              For the                 (date of inception)
                                                                            year ended                      through
                                                                          March 31, 2007                March 31, 2006
                                                                       ----------------------         --------------------

PER UNIT OPERATING PERFORMANCE
Beginning net asset value                                                    $ 1,061.24                   $ 1,000.00
Income from operations:
   Net investment loss                                                       $   (26.36)                  $    (8.03)
   Net unrealized appreciation from Portfolio Funds                          $   106.56                   $    69.27
                                                                            ------------                 ------------
Net change in net assets resulting from operations                           $    80.20                   $    61.24
                                                                            ------------                 ------------
Ending net asset value                                                       $ 1,141.44                   $ 1,061.24
                                                                            ============                 ============

Total Return                                                                       7.56 %                       6.12 % (1)

Net assets, end of period (000's)                                            $   65,647                   $   21,285

RATIOS TO AVERAGE NET ASSETS
Expenses, before waivers and reimbursements (2)                                    3.56 %                       6.09 % (3)

Expenses, net of waivers and reimbursements (2)                                    2.50 %                       2.50 % (3)

Net investment loss, before waivers and reimbursements                            (3.46)%                      (5.90)% (3)

Net investment loss, net of  waivers and reimbursements                           (2.40)%                      (2.31)% (3)

Portfolio turnover rate                                                            7.82 %                       0.00 % (4)

     (1) Total return is for the period indicated and has not been annualized.
     (2) Expenses of Portfolio Funds are not included in the expense ratio.
     (3) Annualized, with the exception of non-recurring organizational expenses of $67,500.
     (4) Not annualized.

     Note: The expense ratios, the net investment loss ratio, and the total return percentage are calculated for the
     Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2007

1. ORGANIZATION
Robeco-Sage Multi-Strategy Fund, L.L.C. (formerly Sage Multi-Strategy Fund, L.L.C.) (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund is a "fund of funds" that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and units of limited liability interests in the Fund ("Units") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the "1933 Act"). The Fund commenced operations on December 1, 2005.

The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund intends to accomplish its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

Investors who purchase Units and who are admitted to the Fund by its Board of Managers ("the Board") will become members of the Fund ("Members").

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Investment Transactions

The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.

Such fair value generally represents the Fund's pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. Management considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments in the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Investments are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund. Interest income is recorded on an accrual basis of interest earned on cash.

C. Income Taxes

Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also has rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

D. Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

F.  Cash and Cash Equivalents

The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

Robeco Investment Management, Inc. (the "Adviser"), serves as the investment adviser of the Fund. Prior to January 1, 2007, Robeco-Sage Capital Management, L.L.C., a wholly-owned subsidiary of Robeco USA, Inc., served as the investment adviser of the Fund. Effective January 1, 2007, Robeco-Sage Capital Management, L.L.C. was merged into its parent, Robeco USA, Inc. (which changed its name to Robeco Investment Management, Inc. after the merger). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Fund pays the Adviser a quarterly fee at an annualized rate of 1.50% of the average net assets of the Fund during the calendar quarter (the "Investment Advisory Fee"). The Investment Advisory Fee is payable in arrears within five business days after the end of the quarter. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The initial term of the advisory agreement expires on September 12, 2007 and may be continued in effect from year to year. The accompanying Statement of Assets and Liabilities includes an advisory fee payable of $229,320.

In addition, pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser provides (or arranges for the provision of) office space, telephone and utilities, and various administrative services to the Fund, including certain legal and compliance services, and is responsible for oversight of the Fund's administrator and other service providers.

In consideration for these services, the Fund pays the Adviser a quarterly management fee at an annualized rate of 0.10% of the average net assets of the Fund during the calendar quarter (the "Management Fee"). Prior to February 1, 2006, the Fund paid the Adviser a quarterly management fee at an annualized rate of 0.35%. The initial term of the management agreement expires on September 12, 2007 and may be continued in effect from year to year. The accompanying Statement of Assets and Liabilities includes a management fee payable of $15,291.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund, pursuant to an administration agreement dated as of February 1, 2006 (the "Administration Agreement"). In consideration of such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.12%, subject to certain fee minimums, and reimburses the Administrator for certain out-of-pocket expenses. Prior to February 1, 2006, the Administrator provided such services pursuant to a sub-administration agreement, dated September 12, 2005, with the Adviser and received compensation from the Adviser for these services. After its initial term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days' written notice.

The Fund has entered into a Member Services Agreement with Robeco Securities, L.L.C. ("Robeco Securities") (the "Service Agent"), an affiliate of the Adviser, to provide (or arrange for the provision of) ongoing Member and account maintenance services.

The Fund pays a quarterly fee to the Service Agent at an annualized rate of 0.25% of the average net assets of the Fund during the calendar quarter (the "Member Servicing Fee"). The Service Agent may pay all or a portion of this amount to retain broker-dealers and financial advisors ("Member Service Providers") to provide Member and account maintenance services. Furthermore, the Adviser, in its discretion and from its own resources, may pay to Member Service Providers, in respect of their customers' investments in the Fund, additional ongoing compensation not to exceed 0.60% (on an annualized basis) of the aggregate value of outstanding Units held by Members introduced by the Member Service Provider.

Robeco Securities serves as the distributor of the Units and serves in that capacity on a reasonable best efforts basis. Additional distributors may be appointed. The distributors may impose a sales load of up to 2% to each investor.

SEI Private Trust Company acts as custodian (the "Custodian") for the Fund's assets. In consideration for such services, the Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

Cooperatieve Centrale Raiffeissen - Boerenleen Bank B.A. ("Rabobank"), the parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Fund,

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

on the other hand, and may restrict the investments and transactions by the Fund. Rabobank may be deemed to control the Fund for purposes of the BHCA.

Each member of the Board, who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual fee of $6,000. Any Board member who is an "interested person" does not receive any annual or other fee from the Fund. All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

Affiliates of the Adviser have invested as Members of the Fund primarily as seed investors. There were no capital transactions with these affiliates during the year. At March 31, 2007 the affiliate capital balances totaled $22,893,552.

4. FUND EXPENSES

The Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement and the Management Agreement, and the Service Agent pursuant to the Member Services Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Investment Advisory Fee; the Management Fee; the Member Servicing Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


4.  FUND EXPENSES (CONCLUDED)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.5% per annum of the Fund's average monthly net assets (the "Expense Limitation"). Therefore, the accompanying Statement of Assets and
Liabilities includes a receivable from the Adviser of $67,998. The Expense Limitation Agreement has been modified effective April 1, 2007 to reduce the Expense Limitation to 2.25 % per annum.

In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. As of March 31, 2007, the amount of the carryforward is $687,927, which includes $270,079 and $417,848 from the fiscal years ending March 31, 2006 and 2007, respectively. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Fund. None of the fees charged to the Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

5.  INITIAL OFFERING COSTS AND ORGANIZATIONAL EXPENSES

The Fund incurred initial offering costs totaling approximately $199,599 comprised principally of legal costs pertaining to the preparation of the Fund's offering documents. These costs were amortized over the initial twelve-month period ending November 30, 2006. These offering costs were subject to the Expense Limitation and Reimbursement Agreement.

6.  MEMBERS' CAPITAL

Unit transactions for the period ended March 31, 2007 were as follows:

Units outstanding at beginning of period                        20,057
Units issued                                                    37,455
                                                             ----------
Units outstanding at end of period                              57,512
                                                             ==========

The Fund is authorized to issue units the value of which at time of issuance is not to exceed $250 million in aggregate.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

7.  BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Fund has established a line of credit with the Adviser. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. Borrowings under the line of credit do not bear any interest. The Fund does not pay a facility fee. At March 31, 2007, the Fund had no outstanding borrowings.

8.  CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Fund (net of any applicable sales load). The Fund has chosen to utilize a "per unit" method to account for Members' capital effective at the inception of the Fund. A Member's contribution is used to purchase Units in the Fund. The Units represent the capital account maintained on the investor's behalf that reflects the purchaser's pro rata share of the Fund's capital. An investor's capital account is used to facilitate tax reporting to the investor. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount. Each Member's capital account will be increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Units of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts charged against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Fund is made; (iv) any day on which the Fund repurchases any Units of any Member; or (v) any day on which any amount is credited to or charged against the capital account of any Member other than an amount to be credited to or charged against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or charged against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses are measured

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


8.  CAPITAL ACCOUNTS AND ALLOCATIONS (CONCLUDED)

as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), after giving effect to contributions and before giving effect to any repurchases by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

9. SUBSCRIPTIONS AND REDEMPTIONS OF UNITS

Generally, the minimum initial investment in the Fund from each investor is $100,000, and the minimum additional investment in the Fund is $25,000. The minimum initial and additional investment for employees of the Adviser or a selling agent of the Fund and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, members of the Board, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000.The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members, twice a year, as of June 30 and December
31. A repurchase fee equal to 2.0% of the value of a Unit repurchased, which is retained by the Fund, will apply if the date as of which the Unit is to be valued for purposes of repurchase is less than one year following the date of a Member's investment in the Fund. The fee is intended to offset costs associated with short-term investments in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer: (i) whether any Members have requested the Fund to repurchase their Units; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Portfolio Funds); (iii) the investment plans and working capital requirements of the Fund;
(iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units.

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Fund's risk of loss in these Portfolio Funds is limited to the value of these investments reported by the Portfolio Funds.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

12. CONCENTRATION OF RISK

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


12. CONCENTRATION OF RISK (CONTINUED)

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of call option). The writer of a call option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


12. CONCENTRATION OF RISK (CONTINUED)

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


12. CONCENTRATION OF RISK (CONCLUDED)

J. When-Issued and Forward Commitment Securities (concluded)

forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

L. Liquidity

The Portfolio Funds provide for periodic redemptions, with lock-up provisions ranging from 3 months to 3 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 2.0% to 5.0% of net assets. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

13.  INVESTMENT TRANSACTIONS

For the year ended March 31, 2007, the Fund had purchases of investments of $41,850,000 and sales of investments of $2,928,199.

14. INVESTMENTS

As of March 31, 2007, the Fund had investments in forty-two Portfolio Funds, none of which were related parties.

The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


14. INVESTMENTS (CONTINUED)

various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds' Investment Strategies:

CREDIT
Credit strategies involve various trading techniques used to capture price inefficiencies within or across a company's capital structure. Intra-capital structure arbitrage seeks to profit by identifying mispricings within a single company's capital structure. Purchasing senior bonds and selling junior bonds is an example of an intra-capital structure arbitrage trade. Inter-capital structure arbitrage is also included in this sub-strategy. These trades, similar to equity pair trades, involve the buying and selling of different fixed income securities across 2 different companies.

DISTRESSED
These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security's price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the Portfolio Manager's style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities. Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy.

EVENT-DRIVEN
Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

FIXED INCOME RELATIVE VALUE
Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company's capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


14. INVESTMENTS (CONCLUDED)

Portfolio Funds' Investment Strategies (continued):

FUNDAMENTAL MARKET NEUTRAL
Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities. Positions are often hedged to isolate this discrepancy in value and minimize market risk.

LONG/SHORT EQUITY
In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers' stock picking abilities, on both the long and the short side, is key to the success of these Portfolio Funds. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge. This classification is very broad. Portfolio Funds in this category include those that may or may not have a sector, style or capitalization bias. Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies. Trading and concentrated positions in certain stocks or industries often become important elements in these strategies. There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.

MACRO
Macro managers will invest globally across all markets without constraints. Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates. These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets.

MULTI-STRATEGY RELATIVE VALUE
In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy. The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.

STRUCTURED CREDIT
Portfolio Managers typically originate loans directly to a company. These loans are typically senior within the capital structure and are collateralized by the company's assets. The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (concluded)


15. TENDER OFFER

On March 5, 2007, the Fund offered to purchase up to $12,000,000 of Units tendered by Members of the Fund at a price equal to the net asset value as of June 29, 2007. In April 2007, the fund accepted tender offer requests of approximately $11.1 million, all of which is seed capital provided by an affiliate. The final tender amount will be based upon the June 29, 2007 net asset value.

16. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS No. 157 and its impact on the financial statements has not yet been determined.

17. SUBSEQUENT EVENT

Subsequent to year end through May 21, 2007, the Fund had $13,220,431 of subscriptions.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                  Managers and Officers of the Fund (unaudited)
                              as of March 31, 2007


------------------------------------------------------------------------------------------------------------------------------------
NAME, AGE,             TERM OF            PRINCIPAL                            NUMBER OF           OTHER
AND POSITION           OFFICE             OCCUPATION DURING                    FUNDS IN            DIRECTORSHIPS
WITH THE               AND                PAST 5 YEARS                         FUND                HELD BY
FUND                   LENGTH                                                  COMPLEX             MANAGERS
                       OF TIME                                                 OVERSEEN
                       SERVED                                                  BY MANAGER
------------------------------------------------------------------------------------------------------------------------------------

                                                       DISINTERESTED MANAGERSo

------------------------------------------------------------------------------------------------------------------------------------

Charles S. Crow, III,  Indefinite/Since   Mr. Crow has been a partner of the        2              Member of the Board of
57                     September 2005     law firm of Crow & Associates                            Directors of 1st
                                          since 1981.                                              Constitution Bank; Member
Manager                                                                                            of the Board of Trustees of
                                                                                                   Centurion Ministries, Inc.;
                                                                                                   Member of the Board of
                                                                                                   Managers of Robeco-Sage
                                                                                                   Triton Fund, L.L.C.

------------------------------------------------------------------------------------------------------------------------------------

Richard B. Gross, 59   Indefinite/Since   Mr. Gross is the co-founder, co-          2              Member of the Board of
                       September 2005     President and Chief Legal Officer                        Trustees of Randall's Island
                                          of GoldenRich Films, LLC (2002 -                         Sports Foundation; Member
Manager                                   present). From 1998 to 2001 he                           of the Board of Managers
                                          served as a Managing Director and                        of Robeco-Sage Triton
                                          General Counsel of U.S. Trust                            Fund, L.L.C.
                                          Corporation, a bank holding
                                          company.

------------------------------------------------------------------------------------------------------------------------------------

David C. Reed, 56      Indefinite/Since   Mr. Reed is the Chief Executive           2              Member of the Board of
                       September 2005     Officer, principal owner and co-                         Directors of  1st
                                          founder of Mapleton Nurseries                            Constitution Bank; Member
Manager                                   (1998 - present).  He is also the                        of the Board of Managers
                                          Managing Director of Reed &                              of Robeco-Sage Triton
                                          Company (1995 -present).                                 Fund, L.L.C.

------------------------------------------------------------------------------------------------------------------------------------

                                                        INTERESTED MANAGER*o

------------------------------------------------------------------------------------------------------------------------------------

Timothy J. Stewart, 32 Indefinite/Since   Mr. Stewart is the Director of            2              Member of the Board of
                       November 2003      Operations and a Managing                                Managers of Robeco-Sage
                                          Director of Robeco-Sage division                         Triton Fund, L.L.C.
Manager, President                        of Robeco Investment
and Chief Executive                       Management (2003 - present)(1).
Officer                                   From 2000 to 2003 Mr. Stewart
                                          was an Analyst at Robeco-Sage
                                          Capital Management, L.L.C.

------------------------------------------------------------------------------------------------------------------------------------

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
            Managers and Officers of the Fund (concluded) (unaudited)
                              as of March 31, 2007




------------------------------------------------------------------------------------------------------------------------------------
NAME, AGE,             TERM OF            PRINCIPAL                            NUMBER OF           OTHER
AND POSITION           OFFICE             OCCUPATION DURING                    FUNDS IN            DIRECTORSHIPS
WITH THE               AND                PAST 5 YEARS                         FUND                HELD BY
FUND                   LENGTH                                                  COMPLEX             MANAGERS
                       OF TIME                                                 OVERSEEN
                       SERVED                                                  BY
                                                                               MANAGER
------------------------------------------------------------------------------------------------------------------------------------

                                                   OFFICERS WHO ARE NOT MANAGERSo

------------------------------------------------------------------------------------------------------------------------------------

Roland Toppen, 37      Indefinite/Since   Mr. Toppen is the Chief Financial       N/A                   N/A
                       September 2005     Officer and a Senior Managing
                                          Director of Robeco Investment
Chief Financial                           Management (2005 - present).
Officer                                   From 2002 to 2005 he served as
                                          Head of Corporate Marketing/Pan-
                                          European Sales & Executive Vice
                                          President of Robeco Netherlands.
                                          From 2000 to 2002 he served as
                                          Head of Corporate
                                          Strategy/Acquisitions & Senior
                                          Vice President of Robeco
                                          Netherlands.

------------------------------------------------------------------------------------------------------------------------------------

Christine Mevs, 53     Indefinite/Since   Ms. Mevs is a Senior Compliance         N/A                   N/A
                       September 2005     Manager at Robeco Investment
                                          Management (2005 - present).
Chief Compliance                          From February 2005 to May 2005
Officer                                   she served as a Compliance
                                          Officer for General Motors Asset
                                          Management. From February
                                          2004 to January 2005 Ms. Mevs
                                          was employed by Arnhold and
                                          Bleichroeder Asset Management.
                                          From 1997 through 2004 Ms.
                                          Mevs served as a Vice President
                                          and Senior Compliance Manager
                                          at Lazard Asset Management.

------------------------------------------------------------------------------------------------------------------------------------


 * Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

 oThe address of each Manager and Officer is as follows: c/o Robeco-Sage Multi-Strategy Fund, L.L.C., 909 Third Avenue, 28th Floor,
   New York, NY 10022.

(1)Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital
   Management, L.L.C.

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2007, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is David Reed. Mr. Reed is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Anchin, Block & Anchin LLP ("Anchin") related to Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund").

Anchin billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2007                                                  2006
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $35,000             N/A               N/A             $30,000             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-          $2,500             N/A               N/A                $0               N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax            $20,000             N/A               N/A             $15,000             N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All               $0               N/A               N/A                $0               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
     (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

     (2) Non-audit fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filing.

  (e)(1) The registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

  (e)(2) Percentage of fees billed by Anchin applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:


            ---------------------------- ----------------- ----------------
                                               2007             2006
            ---------------------------- ----------------- ----------------
            Audit-Related Fees                  0%               0%

            ---------------------------- ----------------- ----------------
            Tax Fees                            0%               0%
            ---------------------------- ----------------- ----------------
            All Other Fees                      0%               0%

            ---------------------------- ----------------- ----------------


(f)      Not applicable.

(g) The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2007, were $0 and $0, respectively.

         The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2006, were $0 and $0, respectively.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that may be rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Robeco-Sage division of Robeco Investment Management, Inc. (the "Adviser") provides investment advisory services to private investment funds, whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds"). The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds.

The Securities and Exchange Commission (the "SEC") has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over client securities are required to implement proxy voting policies and describe those policies to their clients.

The Investment Committee is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "Policies"). The Head of Operations & Administration is responsible for the actual voting of all proxies in a timely manner, while the Compliance Committee is responsible for monitoring the effectiveness of the Policies. (See Section IV. "Procedures for Proxies".)

The Policies attempt to generalize a complex subject. The Adviser may, from time to time, determine that it is in the best interests of its fund to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Committee.


I.       GENERAL POLICY

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds (collectively, "proxies") in a manner that serves the best interests of the fund managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including:

         - the impact on the value of the returns of the Fund;

         - the attraction of additional capital to the Fund;

         - alignment of Management's (as defined below) interests with Fund Owners' (as defined below) interests, including establishing appropriate incentives for Management;

         - the costs associated with the proxy;

         - impact on redemption or withdrawal rights;

         - the continued or increased availability of portfolio information; and

         - industry and business practices.

II.      SPECIFIC POLICIES

         A.       Routine Matters

         Routine matters are typically proposed by Management of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the Fund.

         For routine matters, the Adviser will vote in accordance with the recommendation of the Fund's management, directors, general partners, managing members or trustees (collectively, the "Management"), as applicable, unless, in the Adviser's opinion, such recommendation is not in the best interests of the fund.

         The Adviser will generally vote for the following proposals:

                  To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.
                  To elect or re-elect Board members.
                  To appoint or elect auditors.
                  To set time and location of annual meeting.
                  To establish a master/feeder structure without a significant increase in fees or expenses.
                  To change the fiscal year or term of the Fund.
                  To change the name of the Fund.


         B.       Non-Routine Matters

         Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Fund (i.e., shareholders, members, partners, etc. (collectively, the "Owners")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Fund.

                  1.  Structure, Management and Investment Authority

                  On a case-by-case basis, the Adviser will decide the following matters, taking into account these Policies and factors relevant to each proxy, as discussed below.

                  a. Approval or Renewal of Investment Advisory Agreements

                           i. proposed and current fee schedules

                           ii. performance history of the Fund

                           iii. continuation of management talent

                           iv. alignment of interests between Management and
                               Owners

                  b. Termination or Liquidation of the Fund

                           i. terms of liquidation

                           ii. past performance of the Fund

                           iii. strategies employed to save the Fund

                  c.  Increases in Fees or Expenses

                           i. comparison to industry standards

                           ii. potential impact on the value of the returns of
                               the Fund

                           iii. retention of management talent

                  2.  Share Classes and Voting Rights

                  Unless exceptional circumstances exist, the Adviser will vote against the following proposals:

                  a. To establish a class or classes with terms that may disadvantage other classes.

                  b. To introduce unequal voting rights.

                  c. To change the amendment provisions of an entity by removing investor approval requirements.

         C.       All Other Matters

         All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

         D.       Abstaining from Voting or Affirmatively Not Voting

         The Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Adviser will not abstain from voting or affirmatively decide not to vote a proxy if the fund is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.

III.     CONFLICTS OF INTEREST

         At times, conflicts may arise between the interests of the fund, on the one hand, and the interests of the Adviser or its affiliates, on the other hand. If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

         A. if a proposal is addressed by the specific policies herein, the Adviser will vote in accordance with such policies;

         B. if the Adviser believes it is in the best interests of the fund to depart from the specific policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

         C. if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser's own interest in the matter (i.e. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

         D. if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser's Compliance Committee.

IV.      PROCEDURES FOR PROXIES

         The Investment Committee will be responsible for determining whether each proxy is for a "routine" matter or not, as described above. All proxies identified as "routine" will be voted by the Investment Committee in accordance with the Policies.

         Any proxies that are not clearly "routine" will be submitted to the Investment Committee, which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the Head of Operations & Administration for submission to the company. Upon receipt of an executed proxy, the Head of Operations & Administration will update the fund's proxy voting record. The Head of Operations & Administration is responsible for the actual voting of all proxies in a timely manner. The Compliance Committee is responsible for monitoring the effectiveness of the Policies.

         In the event the Adviser determines that the fund should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Adviser will submit the proxy to such third party or committee for a decision. The Head of Operations & Administration will execute the proxy in accordance with such third party's or committee's decision.

V.       RECORD OF PROXY VOTING

         The Head of Operations & Administration will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

         The Head of Operations & Administration will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.

         The Adviser will maintain a record of each written request from an investor in a fund for proxy voting information and the Adviser's written response to any request (oral or written) from an investor in a fund for proxy voting information.

         The Head of Operations & Administration will maintain such records in its offices for two years and for an additional three years in an easily accessible place.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Portfolio Managers

The day-to-day management of the Fund's portfolio is the responsibility of Paul
S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Michael Murphy, the Director of Research of the Robeco-Sage division of the Adviser. Investment decisions for the Fund are made with the oversight of the Adviser's Investment Committee, comprised of Michael Abbott, Mr. Platkin and Mr. Murphy.

MICHAEL ABBOTT, Chief Executive Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Abbott spent six years with Goldman Sachs in various leadership roles for the Goldman Sachs' convertibles and structured products groups before leaving in 2002 to found Elysium Capital Group, a macro discretionary hedge fund specializing in foreign exchange. His experience also includes positions with O'Connor Partners and Swiss Bank Corporation where he had leadership roles in developing business in equity and equity-linked capital markets, and syndicate and corporate derivatives. A native of London, Mr. Abbott holds a Bachelor of Laws from Kings College London University, and spent the early part of his career as a member of the London Metropolitan Police force.

Mr. Abbott is a member of the Investment Committee, which is responsible for choosing investment managers based on overall portfolio fit.

PAUL S. PLATKIN, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Platkin joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

Mr. Platkin is a member of the Investment Committee. Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.

MICHAEL MURPHY, CFA, Director of Research and Managing Director of the Robeco-Sage division of the Adviser. Mr. Murphy joined Robeco-Sage Capital Management, L.L.C. in 2004 and is responsible for managing the Robeco-Sage division's investment research process. Prior to joining Robeco-Sage Capital Management, L.L.C., he was Head of Asset Management and Research at Norfolk Markets, LLC, a boutique investment firm, for two years, and prior to that spent two years as a Senior Alternative Investment Analyst at HSBC in New York. Mr. Murphy began his investment career with Lehman Brothers Inc. working with offshore mutual funds and developing the firm's first fund of funds products. He received a B.S. in Business Administration magna cum laude from Northeastern University. He is a member of the New York Society of Securities Analysts and the CFA Institute.

Mr. Murphy is a member of the Investment Committee. Mr. Murphy acts as a senior analyst and has responsibilities for on-site due diligence, monitoring of investment managers and portfolio construction.

 (a)(2) Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2007.

                                         REGISTERED INVESTMENT           POOLED INVESTMENT               OTHER ACCOUNTS
                                           COMPANIES MANAGED              VEHICLES MANAGED                   MANAGED
                                           BY THE PORTFOLIO               BY THE PORTFOLIO               BY THE PORTFOLIO
                                               MANAGER                         MANAGER                       MANAGER
                                           ----------------               ----------------               ----------------
NAME OF FUND'S PORTFOLIO MANAGER       NUMBER       TOTAL ASSETS       NUMBER      TOTAL ASSETS       NUMBER      TOTAL ASSETS
--------------------------------       ------       ------------       ------      ------------       ------      ------------


Michael Abbott                           3          $178,767,000         9        $1,988,235,000        N/A            N/A

Paul S. Platkin                          3          $178,767,000         9        $1,988,235,000        N/A            N/A

Michael Murphy                           3          $178,767,000         9        $1,988,235,000        N/A            N/A


                             REGISTERED INVESTMENT             POOLED INVESTMENT                   OTHER ACCOUNTS
                               COMPANIES MANAGED                VEHICLES MANAGED                       MANAGED
                               BY THE PORTFOLIO                 BY THE PORTFOLIO                   BY THE PORTFOLIO
                                   MANAGER                           MANAGER                           MANAGER
                               ----------------                  ----------------                   ----------------
                           NUMBER        TOTAL ASSETS       NUMBER         TOTAL ASSETS         NUMBER       TOTAL ASSETS
                            WITH             WITH            WITH              WITH              WITH            WITH
NAME OF FUND'S           PERFORMANCE     PERFORMANCE      PERFORMANCE      PERFORMANCE        PERFORMANCE    PERFORMANCE
PORTFOLIO MANAGER        BASED FEES       BASED FEES      BASED FEES        BASED FEES        BASED FEES      BASED FEES
-----------------        ----------       ----------      ----------        ----------        ----------      ----------
Michael Abbott                1         $54,890,000              4         $602,976,000           N/A             N/A

Paul S. Platkin               1         $54,890,000              4         $602,976,000           N/A             N/A

Michael Murphy                1         $54,890,000              4         $602,976,000           N/A             N/A

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser is also the investment manager for other investment vehicles (the "Other Vehicles"). The Other Vehicles may invest in the same private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") as the Fund. As a result, the Other Vehicles may compete with the Fund for appropriate investment opportunities. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles. The Adviser will evaluate for the Fund and the Other Vehicles a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Vehicles at a particular time. Because these considerations may differ for the Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Vehicles will differ. The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.

(a)(3) Compensation

Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.

 (a)(4) Fund Ownership

The following table sets forth the dollar range of units beneficially owned by the portfolio managers as of March 31, 2007.

           PORTFOLIO MANAGER                    DOLLAR RANGE
           -----------------                    ------------

            Michael Abbott                          None
            Paul S. Platkin                         None
            Michael Murphy                          None


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             Robeco-Sage Multi-Strategy Fund, L.L.C.


By (Signature and Title)*                /s/ Timothy J. Stewart
                                         ----------------------
                                         Timothy J. Stewart
                                         Chief Executive Officer
Date: June 6, 2007





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                /s/ Timothy J. Stewart
                                         ----------------------
                                         Timothy J. Stewart
                                         Chief Executive Officer
Date:  June 6, 2007


By (Signature and Title)*                /s/ Roland Toppen
                                         ----------------------
                                         Roland Toppen
                                         Chief Financial Officer

Date: June 6, 2007

* Print the name and title of each signing officer under his or her signature.